TD Asset Management USA Funds Inc.

Epoch U.S. Small-Mid Cap Equity Fund

 – Institutional Class (TDUSX)

 – Advisor Class (TDUAX)

SUMMARY PROSPECTUS

June 4, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdassetmanagementusa.com/tmi/content/US_IS_FundDoc?language=en_US. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 31, 2018, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Small-Mid Cap Equity Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.35%
Total Annual Fund Operating Expenses	1.15%	1.40%
Fee Waivers and/or Expense Reimbursements(1)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%

(1)	TDAM USA Inc., the U.S. Small-Mid Cap Equity Fund’s investment manager (“TDAM”), has contractually agreed to limit the U.S. Small-Mid Cap Equity Fund’s Total Annual Fund Operating Expenses to 1.00% for the Institutional Class and 1.25% for the Advisor Class of the U.S. Small-Mid Cap Equity Fund at least through May 31, 2019. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the U.S. Small-Mid Cap Equity Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the U.S. Small-Mid Cap Equity Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2019 unless approved by the U.S. Small-Mid Cap Equity Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the U.S. Small-Mid Cap Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Small-Mid Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Small-Mid Cap Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$350	$618	$1,384
Advisor Class	$127	$428	$752	$1,667

Portfolio Turnover

The U.S. Small-Mid Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Small-Mid Cap Equity Fund’s performance. During the most recent fiscal year ended January 31, 2018, the U.S. Small-Mid Cap Equity Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Principal Investment Strategies

Under normal circumstances, the U.S. Small-Mid Cap Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small- and mid-capitalization U.S. companies. For purposes of this 80% policy, U.S. companies are defined as companies organized in the U.S. or those whose securities trade primarily in U.S. securities markets. The U.S. Small-Mid Cap Equity Fund considers small-and mid-capitalization companies to be those with a market capitalization of less than $7.5 billion at the time of purchase. Some companies may fall outside the definition of a small- or mid-capitalization company after the U.S. Small-Mid Cap Equity Fund has purchased their securities. These companies continue to be considered small- or mid-capitalization, as applicable, for purposes of the U.S. Small-Mid Cap Equity Fund’s 80% policy. In addition, the U.S. Small-Mid Cap Equity Fund may invest in companies of any size once the 80% policy is met. Equity securities include common stock, depositary receipts, and units of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The U.S. Small-Mid Cap Equity Fund invests primarily in equity securities of U.S. companies, but may invest up to 15% of its net assets in equity securities of foreign companies, either directly or through depositary receipts. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The U.S. Small-Mid Cap Equity Fund may also invest up to 20% of its net assets, in the aggregate, in high quality money market securities and repurchase agreements.

In selecting investments for the U.S. Small-Mid Cap Equity Fund, Epoch Investment Partners, Inc., the Fund’s subadviser (the “Subadviser” or “Epoch”), seeks to identify companies with the ability to generate free cash flow, effectively allocate capital and generate returns for shareholders. Among the specific factors considered by the Subadviser in analyzing a company are:

•	ability to generate free cash flow;
•	use of capital;
•	strength of the company’s management team; and
•	success in generating returns for shareholders.

The Subadviser may sell a security for a variety of reasons, including because:

•	the security has reached its target price;
•	its view of the company has changed;
•	it sees the investment thesis failing to materialize; or
•	it has identified another investment opportunity with a better risk-reward profile.

Principal Risks

As with any mutual fund, you could lose money on your investment in the U.S. Small-Mid Cap Equity Fund, or the U.S. Small-Mid Cap Equity Fund could underperform other investments. An investment in the U.S. Small-Mid Cap Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the U.S. Small-Mid Cap Equity Fund may be subject to the following principal risks:

Stock Market Risk — The market value of the U.S. Small-Mid Cap Equity Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Equity Securities Risk — The values of equity securities, such as common stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the U.S. Small-Mid Cap Equity Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the U.S. Small-Mid Cap Equity Fund could lose money investing in an ETF.

REIT Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

MLP Risk — The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, unlike owners of common stock of a corporation, holders of common units of an MLP may have more limited control and limited rights to vote on matters affecting the MLP and have no ability to elect directors annually. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLP Tax Risk — Due to their federal income tax treatment as partnerships, MLPs typically do not pay income taxes, but MLP unit holders are generally subject to tax on their share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income. The classification of an MLP in which the U.S. Small-Mid Cap Equity Fund holds units as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to the U.S. Small-Mid Cap Equity Fund would generally be taxed as dividend income, which would materially reduce the U.S. Small-Mid Cap Equity Fund’s cash flow from such MLP unit investment.

Energy Related Risk — Although the U.S. Small-Mid Cap Equity Fund may generally invest in MLPs operating in any sector of the economy, a substantial portion of the MLPs in which the U.S. Small-Mid Cap Equity Fund invests will be engaged in businesses in the energy sector and energy-related industries (“Energy MLPs”). The performance of the U.S. Small-Mid Cap Equity Fund’s investments in Energy MLPs largely depends on the overall condition of the energy sector and is susceptible to economic, political and regulatory risks or other occurrences affecting the energy sector. For example, an Energy MLP may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of Energy MLPs are also affected by supply and demand both for their specific product or service and for energy products in general.

Liquidity Risk — This is the risk that certain securities that the U.S. Small-Mid Cap Equity Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. Investments in depositary receipts presents many of the risks of foreign investing.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments denominated in foreign currencies or reduce the returns of the U.S. Small-Mid Cap Equity Fund.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the U.S. Small-Mid Cap Equity Fund’s ability to dispose of the underlying securities. The U.S. Small-Mid Cap Equity Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the U.S. Small-Mid Cap Equity Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the U.S. Small-Mid Cap Equity Fund could experience a loss.

Strategy Risk — If the Subadviser’s strategies do not work as intended, the U.S. Small-Mid Cap Equity Fund may not achieve its investment objective.

Performance

The following bar chart and table illustrate the risks of investing in the U.S. Small-Mid Cap Equity Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the U.S. Small-Mid Cap Equity Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course, past performance is not necessarily an indication of how the U.S. Small-Mid Cap Equity Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Small-Mid Cap Equity Fund — Institutional Class

Year-to-date return as of 3/31/18: -3.22%

For the period covered by the bar chart, the highest and lowest quarterly returns were 7.18% (for the quarter ended 12/31/17) and -8.16% (for the quarter ended 9/30/15), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17

U.S. Small-Mid Cap Equity Fund	1 Year	Since Inception (May 30, 2013)
Institutional Class
Return Before Taxes	16.27%	10.54%
Return After Taxes on Distributions	14.07%	9.08%
Return After Taxes on Distributions And Sale of Fund Shares	10.03%	7.71%
Advisor Class
Return Before Taxes	16.23%	10.53%
Russell 2500 Index (reflects no deduction for expenses, fees or taxes)	16.81%	11.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager and Subadviser

TDAM USA Inc. is the U.S. Small-Mid Cap Equity Fund’s investment manager. Epoch Investment Partners, Inc. is the U.S. Small-Mid Cap Equity Fund’s subadviser.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the U.S. Small-Mid Cap Equity Fund appear in the table below.

Portfolio Manager	Title	Length of Service with the Fund
David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager, Epoch	Since inception
Michael A. Welhoelter, CFA	Managing Director, Co-Chief Investment Officer, Portfolio Manager & Head of Quantitative Research & Risk Management, Epoch	Since inception
Michael Caputo	Managing Director, Portfolio Manager and Senior Research Analyst, Epoch	Since January 19, 2016
Justin Howell	Managing Director, Portfolio Manager & Senior Research Analyst, Epoch	Since January 2, 2018

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement of $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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